Exhibit 10.4

PROXY AGREEMENT

This Proxy Agreement (the “Agreement”) is entered into effective as of November 28, 2008 between the following parties in Beijing, People’s Republic of China (the “PRC”).

Party A:	(1) ZHAO Wanzong, a citizen of the PRC.

ID No. 610103196601013735

Address: Room 2058, No. 10 Building, Wanliu Guangda Jiayuan, No. 2,

Quanzong Road, Haidian District, Beijing, PRC.

(2) FAN Yunxiang, a citizen of the PRC.

PRC Passport No. 149787782

Address: No. 90, Shaoshan Road, Changsha City, Hunan Province, PRC.

(3) DONG Pengyu, a citizen of the PRC.

ID No. 320103196805232017

Address: Room 201, Unit 1, No. 20, West Xuanwu Avenue, Xuanwu District, Beijing, PRC.

(The three persons aforementioned collectively refer to “Party A”)

Party B:	Tri-Tech (Beijing) Co., Ltd., a wholly foreign-owned enterprise duly established and valid existing under the laws of the PRC. Registered Address: Rm. 1102 Beiguang Plaza, No. 23 Huangsi Avenue, Xicheng District, Beijing, PRC.
Business Address: Rm. 5D, Section A, Building 2 of Jinyuanshidai Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

Party C:	Tranhold Environmental (Beijing) Tech Co., Ltd., a limited liability company duly established and valid existing under the laws of the PRC.
Registered Address: Rm. 5D, Section A, Building 2 of Jinyuanshidai

Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

WHEREAS, Party A is the current legal shareholder of Party C and holds a 100% interest in Party C;

WHEREAS, Party C and Party B, have entered into an Exclusive Technical and Consulting Service Agreement and other agreements. In order to perform the above agreements,

Party A is willing to entrust the person designated by Party B (the “Proxy”) with its shareholder’s rights in Party C under PRC laws.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Party A hereby agrees to irrevocably entrust the Proxy with all of its shareholder’s rights in Party C, including, but not limited to, the right to attend shareholders’ meetings, the right to execute shareholders’ resolutions, the right to sell, assign, transfer or pledge all or any of Party A’s equity interests in Party C, and the right to vote such equity interests for all matters including, but not limited to, the appointment of legal representative, board members, executive directors, inspectors, chief managers and other senior management officers.

2.	Party B agrees to designate the Proxy who shall be entrusted by Party A, and such person shall represent Party A in all matters relating to the exercise of its shareholder’s rights pursuant to this Agreement.

3.	Party A and Party B hereby acknowledge that if Party B withdraws the appointment of the Proxy, Party A will withdraw the authorization of the Proxy and shall authorize another person(s) designated by Party B to exercise the rights of Party A relating to its equity interest in Party C.

4.	This Agreement has been duly executed by all of the Parties and/or their authorized representatives as of the date first set forth above and shall be effective simultaneously.

5.	This Agreement shall be executed and come into effect as of the date first set forth above. This Agreement shall expire on the date that is twenty-five (25) years following the date hereof. This Agreement may be extended prior to termination upon written agreement by each Party.

6.	Any amendment and/or rescission of this Agreement shall be in writing and executed upon all of the Parties hereto.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Proxy Agreement – Tranhold – Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A:

/s/ ZHAO Wanzong
ZHAO Wanzong

/s/ FAN Yunxiang
FAN Yunxiang

/s/ DONG Pengyu
DONG Pengyu

Party B: Tri-Tech (Beijing) Co., Ltd. (seal)

By:	/s/ HU Guizhou
Name:	HU Guizhou
Its:	Authorized Representative

Party C: Tranhold Environmental (Beijing) Tech Co., Ltd. (seal)

By:	/s/ ZHAO Wanzong
Name:	ZHAO Wanzong
Its:	President